UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 24, 2013

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01185	41-0274440
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

Number One General Mills Boulevard
Minneapolis, Minnesota	55426
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

On September 24, 2013, General Mills, Inc. held its 2013 Annual Meeting of Stockholders. There were 543,320,955 shares of common stock represented either in person or by proxy at this meeting.  We have disclosed the final results for each matter voted upon, including the number of votes cast for or against, the number of abstentions, and as applicable, the number of broker non-votes.

1.              Election of Directors. Stockholders elected the following individuals as directors, each to serve a one-year term expiring at the company’s 2014 Annual Meeting of Stockholders, by the following votes:

Director Nominee	For	Against	Abstain	Broker Non- Votes
Bradbury H. Anderson	415,331,716	8,289,229	2,147,631	117,552,379
R. Kerry Clark	422,354,153	1,232,034	2,182,389	117,552,379
Paul Danos	421,111,069	2,453,708	2,203,799	117,552,379
William T. Esrey	417,201,602	6,358,138	2,208,836	117,552,379
Raymond V. Gilmartin	407,220,891	16,345,748	2,201,937	117,552,379
Judith Richards Hope	410,160,457	13,454,200	2,153,919	117,552,379
Heidi G. Miller	417,707,647	5,924,255	2,136,674	117,552,379
Hilda Ochoa-Brillembourg	418,574,297	4,997,121	2,197,158	117,552,379
Steve Odland	414,855,287	8,665,824	2,247,465	117,552,379
Kendall J. Powell	408,254,796	10,824,448	6,689,332	117,552,379
Michael D. Rose	414,226,283	9,372,739	2,169,554	117,552,379
Robert L. Ryan	421,550,356	2,017,366	2,200,854	117,552,379
Dorothy A. Terrell	418,648,862	4,982,571	2,137,123	117,552,379

2.              Advisory Vote on Executive Compensation.  Stockholders approved the company’s compensation for its named executive officers on an advisory basis.  The proposal received 93.7% of the votes cast “for” and “against” it.

For	Against	Abstain	Broker Non-Votes
391,430,420	26,195,452	8,142,704	117,552,379

3.              Ratification of Appointment of Independent Registered Public Accounting Firm. Stockholders ratified the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending May 25, 2014.  The proposal received 99.2% of the votes cast “for” and “against” it.

For	Against	Abstain	Broker Non-Votes
536,823,399	4,423,583	2,073,973	0

4.              Stockholder Proposal for a Report on Responsibility for Post-Consumer Packaging. Stockholders did not approve a stockholder proposal for a report on the company’s responsibility for post-consumer packaging.  The proposal received 6.0% of the votes cast “for” and “against” it:

For	Against	Abstain	Broker Non-Votes
24,237,591	380,633,402	20,897,583	117,552,379

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2013

GENERAL MILLS, INC.

	By:	/s/ Trevor V. Gunderson
		Name:	Trevor V. Gunderson
		Title:	Vice President, Deputy General Counsel and Assistant Secretary